                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 UNITRIN, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                               [LOGO OF UNITRIN]

                             One East Wacker Drive,
                            Chicago, Illinois 60601


                                                    March 26, 2001

Dear Fellow Shareholders:

    You are cordially invited to attend our 2001 Annual Meeting of Shareholders. The meeting will be held at 10:00 a.m. on Wednesday, May 2, 2001 at Bank One Center, One Bank One Plaza, Dearborn and Madison Streets (Plaza Level), Chicago, Illinois 60670.

    At this year's Annual Meeting, our shareholders will vote on the election of Unitrin's Board of Directors. We have attached a Notice of Annual Meeting and our Proxy Statement that contains information regarding the election and the meeting.

    We hope you can attend the Annual Meeting. If you are unable to join us, however, we encourage you to exercise your right as a Unitrin shareholder to vote. Whether or not you plan to attend the meeting, please sign, date, and return your proxy card in the enclosed envelope as soon as possible. Alternatively, if you are a shareholder of record, you may give a proxy by telephone or through the internet by following the instructions printed on your proxy card. The vote of every Unitrin shareholder is important. By giving a proxy, you will ensure that your vote is represented at the Annual Meeting.

                                          Sincerely,
                                          /s/Richard C. Vie
                                          Richard C. Vie
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                               [LOGO OF UNITRIN]

                             One East Wacker Drive,
                            Chicago, Illinois 60601

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 2, 2001

    The 2001 Annual Meeting of Shareholders of Unitrin, Inc. (the "Company" or "Unitrin") will be held at 10:00 a.m. on Wednesday, May 2, 2001 at Bank One Center, One Bank One Plaza, Dearborn and Madison Streets (Plaza Level), Chicago, Illinois 60670. The purpose of the Annual Meeting will be to:

  . Elect a Board of Directors; and

  . Conduct such other business properly brought before the meeting.

    The Board of Directors has fixed March 12, 2001 as the record date for determining shareholders entitled to receive this notice and vote at the Annual Meeting or any adjournments or postponements of the meeting. A list of shareholders as of the close of business on March 12, 2001 will be available for inspection at the Annual Meeting and for a period of ten days prior to May 2, 2001 during ordinary business hours at the Company's executive offices located at One East Wacker Drive, Chicago, Illinois 60601.

    All shareholders are invited to attend the Annual Meeting in person. However, even if you expect to attend, you are requested to sign, date, and return the enclosed proxy card as promptly as possible in the postage-paid envelope provided. If you are a shareholder of record, you may also give a proxy by telephone or through the internet by following the instructions printed on your proxy card. When you give your proxy, please indicate whether you plan to attend the Annual Meeting.

                                         By Order of the Board of Directors
                                         /s/ Scott Renwick
                                         Scott Renwick
                                         Secretary

Chicago, Illinois
March 26, 2001

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING..................    1
  Proxy and Proxy Statement................................................    1
  Voting and Record Date...................................................    2
  Quorum and Required Vote.................................................    6
  Shareholder Proposals and Nominations....................................    6
  Cost of Proxy Solicitation...............................................    7
  Additional Information about Unitrin.....................................    7

OWNERSHIP OF UNITRIN COMMON STOCK..........................................    8
  Directors and Executive Officers ........................................    8
  Certain Beneficial Owners................................................    9
  Section 16(a) Beneficial Ownership Reporting Compliance..................   10

UNITRIN BOARD OF DIRECTORS.................................................   11
  Election of Directors....................................................   11
  Business Experience of Nominees..........................................   11
  Committees and Meetings of the Board of Directors........................   12
  Director Compensation....................................................   13

REPORT OF THE AUDIT COMMITTEE..............................................   13

INDEPENDENT AUDITORS.......................................................   14
  Fees billed by Independent Auditors for 2000.............................   14
  Selection of Independent Auditors for 2001...............................   15

REPORT OF THE COMPENSATION COMMITTTEE......................................   15

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION................   17

UNITRIN EXECUTIVE OFFICERS.................................................   18

EXECUTIVE OFFICER COMPENSATION AND BENEFITS................................   19
  Summary Compensation Table...............................................   19
  Stock Option Grants in 2000 Fiscal Year..................................   20
  Net Change in Shares and Options Held By Named Executive Officers
    Resulting From Grants of Restorative Options...........................   21
  Aggregated Option Exercises in 2000 Fiscal Year, and Fiscal Year-End
    Option Values..........................................................   22
  Unitrin Common Stock Performance Graph...................................   23
  Pension Plans............................................................   24
  Annual Retirement Benefits -- 2001 Estimates.............................   24
  Change of Control Arrangements...........................................   25

INCORPORATION BY REFERENCE.................................................   26

APPENDIX A -- CHARTER OF THE AUDIT COMMITTEE...............................  A-1

                            PROXY STATEMENT FOR THE
                      2001 ANNUAL MEETING OF SHAREHOLDERS

    The Company's Board of Directors is furnishing you with this Proxy Statement to solicit proxies to be voted at the 2001 Annual Meeting of Shareholders. The Annual Meeting will be held at 10:00 a.m. on Wednesday, May 2, 2001 at Bank One Center, One Bank One Plaza, Dearborn and Madison Streets (Plaza Level), Chicago, Illinois 60670. The proxies also may be voted at any adjournments or postponements of the meeting.

    The mailing address of our principal executive offices is One East Wacker Drive, Chicago, Illinois 60601. We began sending these proxy materials on or about March 26, 2001 to all shareholders entitled to vote at the 2001 Annual Meeting.

    All properly executed proxy cards, and all properly completed proxies submitted by telephone or through the internet, that are delivered in response to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

                          QUESTIONS AND ANSWERS ABOUT
                         THE ANNUAL MEETING AND VOTING

Proxy and Proxy Statement

  What is a Proxy?

    It is your legal appointment of another person to vote the stock you own. That other person is called a proxy. If you appoint someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated the Company's Chairman, President and Chief Executive Officer, Richard C. Vie, and the Company's Senior Vice President, Treasurer and Chief Financial Officer, Eric J. Draut, to act as proxies for the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares if you provide a proxy in the manner described in this Proxy Statement.

  What is a Proxy Statement?

    It is a document that sets forth the information required by the federal securities laws and regulations administered by the Securities and Exchange Commission ("SEC") which is intended to allow you to vote on an informed basis at the Annual Meeting.

Voting and Record Date

  What am I being asked to vote on?

    You are being asked to vote on the proposal to elect a Board of Directors consisting of the following seven nominees:

  . James E. Annable
  . Douglas G. Geoga
  . Reuben L. Hedlund
  . Jerrold V. Jerome
  . William E. Johnston, Jr.
  . Fayez S. Sarofim
  . Richard C. Vie

Please refer to the section of this Proxy Statement entitled "Business Experience of Nominees" under the Unitrin Board of Directors caption for further information regarding these nominees.

  How does the Board of Directors recommend I vote?

    The Board of Directors recommends a vote FOR each of the nominees.

  Who can vote?

    You are entitled to vote at the Annual Meeting if you owned Unitrin common stock at the close of business on March 12, 2001. This date is called the record date.

  How many shares of Unitrin stock are eligible to be voted at the Annual
  Meeting?

    At the close of business on the record date of March 12, 2001, there were 67,683,481 shares of Unitrin common stock issued and outstanding. Accordingly, 67,683,481 shares of Unitrin common stock are eligible to be voted at the Annual Meeting. Unitrin had no other voting securities outstanding on March 12, 2001.

  How many votes do I have?

    Each share of Unitrin common stock that you owned on the record date entitles you to one vote. Your proxy card indicates the number of shares of Unitrin common stock that you owned on March 12, 2001 which are eligible to be voted at the Annual Meeting.

  How do I vote in person?

    If you owned Unitrin common stock on March 12, 2001, you may attend the Annual Meeting and vote in person by written ballot. However, if your shares are held in the name of a broker, bank or other institution, you must present written evidence at the Annual Meeting from the institution indicating that you were the beneficial owner of the shares on March 12, 2001 and that you have been authorized by that institution to vote your shares in person. This written evidence is generally called a "Legal Proxy" and should be submitted to the Company's Secretary, Scott Renwick, prior to the commencement of the Annual Meeting.

  How do I give a Proxy to vote my shares?

    How you give a proxy to vote your shares depends on whether you hold your shares of Unitrin common stock (i) as a "shareholder of record" or (ii) in "street name" through an institution, such as a stock brokerage firm or bank. The shares of a shareholder of record are registered with the Company's transfer agent, First Union National Bank, in the shareholder's own name. Shares held in street name are registered with the Company's transfer agent in the name of the stock brokerage firm or other institution (or the name of its nominee), but not in the shareholder's own name. In this case, the institution maintains its own internal records showing the shareholder as the actual beneficial owner of the shares.

      Shareholders of Record: If you hold your shares of Unitrin common stock as a shareholder of record (or through the Company's employee 401(k) savings plan), you may give a proxy to vote your shares by one of the following methods:

  . Complete, sign and date the enclosed proxy card and return it for delivery no later than the commencement of the Annual Meeting in the postage-paid envelope provided;

  . Call the toll-free telephone number on the proxy card no later than the commencement of the Annual Meeting and follow the recorded instructions;

  . Access the proxy voting website at the internet address identified on the proxy card no later than the commencement of the Annual Meeting and follow the instructions; or

  . Attend the Annual Meeting in person and deliver a signed proxy to one of the ushers when requested to do so.

      The telephone and internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders who wish to give proxy voting instructions over the internet should be aware that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies. In addition, in choosing among the available alternatives for proxy voting, shareholders should be aware that there may be some risk that a vote either by telephone or over the internet might not be properly recorded or counted because of an unanticipated electronic malfunction.

      Shares held in Street Name: If you hold your shares of Unitrin common stock in street name through an institution, the institution generally will supply you with its own form of proxy card requesting you to provide your voting instructions in writing, by telephone or over the internet. Following its receipt of your voting instructions, the institution will be authorized to provide a proxy to vote your shares in accordance with your instructions. If you do not give voting instructions to the institution prior to the

  Annual Meeting, the institution generally will be free to exercise its discretionary authority and vote your shares in relation to the election of directors.

  How will my Proxy be voted?

    If you properly sign your proxy card and send it to First Union National Bank, or timely deliver your voting instructions by telephone or the internet, the individuals named on your proxy card (i.e. the designated proxies) will be authorized to vote your shares as you have directed. With respect to the election of directors, you are given the choice of voting FOR all nominees for director or withholding authority to vote for some or all nominees. If you sign the proxy card but do not make specific choices, the designated proxies will vote your shares as recommended by the Board of Directors.

  May I abstain from voting for Directors?

    Neither the Unitrin form of proxy card nor, to our knowledge, the form of proxy typically provided by brokerage firms and other institutions provides a specific means of abstaining from a vote regarding the election of directors. In the event the Company receives proxy cards bearing the word "abstain" or similar handwritten words, the Company intends to treat such cards as votes to "withhold authority" if the shareholder's intent can be adequately determined. The Company encourages shareholders not to attempt to abstain from voting on the election of directors.

  What are broker non-votes and how might they affect the election of Directors?

    Broker non-votes can occur in some instances when a stockbroker holding securities in street name for its customer does not receive voting instructions from the customer. In these cases, the regulations governing stockbrokers allow brokers to exercise discretionary voting power with respect to some matters (called "discretionary" matters) but not others (called "non-discretionary" matters), depending on the subject matter of the proposal being voted upon. The uncontested election of directors is a discretionary matter under the applicable regulations, and a broker not receiving voting instructions from a customer generally will be free to cast a vote in its discretion as to this matter. Accordingly, since the only item to be voted upon at the Annual Meeting is the election of directors, the Company believes that broker non-votes are not technically possible and, as a result, will not be a factor at the Annual Meeting.

  What is the effect of a vote to withhold authority?

    As a corporation organized under Delaware law, the Company is subject to the corporate governance laws of the State of Delaware. Based on recent case authority in Delaware, a proxy card that has been marked to "withhold authority" with respect to one or more nominees for director will be considered as part of the voting power present with respect to the election of directors and will have the effect of a vote against any such nominees.

  How will voting on any other business be conducted?

    The management of the Company knows of no other business that may come before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, your proxy card will authorize the persons named in the proxy to vote on any such matters in their discretion.

  May I revoke my Proxy or change my voting instructions?

    If you are a shareholder of record, you may revoke your proxy or change your voting instructions at any time before your proxy is voted on your behalf as follows:

  . Deliver to First Union National Bank another signed proxy card with a later date anytime prior to the commencement of the Annual Meeting;

  . Notify Unitrin's Secretary, Scott Renwick, in writing prior to the commencement of the Annual Meeting that you have revoked your proxy;

  . Call the toll-free telephone number on the proxy card and modify your voting instructions anytime prior to the commencement of the Annual Meeting;

  . Access the proxy voting website at the internet address identified on the proxy card and modify your voting instructions anytime prior to the commencement of the Annual Meeting; or

  . Attend the Annual Meeting in person and deliver a new signed proxy to one of the ushers when requested to do so.

    If you own your shares of Unitrin common stock in street name, you should contact your stockbroker or other institution holding your shares to determine the procedures, if any, for changing your voting instructions. Please refer to the discussion under the above question "How do I give a Proxy to vote my shares?" regarding shareholders of record and shares held in street name.

  If I plan to attend the Annual Meeting, should I revoke my Proxy?

    Whether you plan to attend the Annual Meeting or not, we urge you to give a proxy. Returning your proxy card or giving voting instructions by telephone or through the internet will not affect your right to attend the Annual Meeting and vote in person. However, giving a proxy will ensure that your shares are represented at the Annual Meeting in the event that you are unable to attend.

  What does it mean if I get more than one Proxy Card?

    If your Unitrin shares are held under different names or are in more than one account, you will receive more than one proxy card. Each proxy card will indicate the number of shares you are entitled to vote on that particular card.

Quorum and Required Vote

  What is a quorum?

    In order to conduct business at the Annual Meeting, we must have a quorum. That is, a majority of Unitrin's common stock outstanding as of the record date must be represented in person or by proxy at the Annual Meeting. If you properly submit a proxy, your shares covered by that proxy will be counted toward a quorum.

  How many votes are required to elect the Nominees for the Board of Directors?

    If a quorum is present, directors are elected by the vote of the holders of a majority of the Company's stock having voting power present, in person or by proxy, at the Annual Meeting.

Shareholder Proposals and Nominations

  When are shareholder proposals due so that they may be included in Unitrin's Proxy Statement for the Annual Meeting of Shareholders to be held in 2002?

    Pursuant to regulations of the SEC, shareholders who intend to submit proposals for inclusion in the Company's proxy materials for the 2002 Annual Meeting must do so no later than November 26, 2001. This requirement is separate from the SEC's other requirements that must be met to have a shareholder proposal included in the Company's Proxy Statement. In addition, this requirement is independent of certain other notice requirements of the Company's Amended and Restated By-Laws described immediately below. Shareholder nominations of persons for selection to the Board of Directors are not eligible for inclusion in the Company's proxy materials. All shareholder proposals and notices should be submitted to Scott Renwick, Secretary, Unitrin, Inc., One East Wacker Drive, Chicago, Illinois 60601.

  How can a shareholder nominate someone to be a director of Unitrin or bring any other business before the 2002 Annual Meeting?

    If a shareholder of record wishes to nominate directors or bring other business to be considered by shareholders at the 2002 Annual Meeting, such proposals may only be made in accordance with the following procedure. Under the Company's Amended and Restated By-Laws, nominations of directors or other proposals by shareholders must be made in writing to the Company no later than March 3, 2002 and no earlier than February 1, 2002. However, if the date of the 2002 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2001 Annual Meeting (i.e. May 2, 2002), then such nominations and proposals must be delivered in writing to the Company no earlier than 90 days prior to the 2002 Annual Meeting and no later than the close of business on the later of (i) the 60th day prior to the 2002 Annual Meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2002 Annual Meeting is first made.

    All shareholder proposals and notices should be submitted to Scott Renwick, Secretary, Unitrin, Inc., One East Wacker Drive, Chicago, Illinois 60601.

    Please note that these requirements relate only to matters proposed to be considered for the 2002 Annual Meeting. They are separate from the SEC's requirements to have shareholder proposals included in the Company's Proxy Statement.

Cost of Proxy Solicitation

  What are the costs of soliciting these Proxies and who pays them?

    The Company has retained the services of W.F. Doring & Co., Inc. ("Doring") to aid in the solicitation of proxies. Doring estimates that its fees and expenses will not exceed $12,000. The Company will bear the total expense of the solicitation which will include, in addition to the amounts paid to Doring, amounts paid to reimburse banks, brokerage firms and others for their expenses in forwarding solicitation material. Although the principal solicitation of proxies is being made by mail, additional solicitation may be made through direct communication with certain shareholders or their representatives by directors, officers and employees of the Company and its subsidiaries, who will receive no additional compensation for such solicitation.

Additional Information about Unitrin

  Where can I find more information about Unitrin?

    Unitrin files annual and quarterly reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the internet at the SEC's website at http://www.sec.gov. You may also obtain through the SEC copies of any document that Unitrin has filed. Please call the SEC at (800) 732-0330 for further information on how to obtain copies of these filings.

  May I get Unitrin's latest earnings announcements, press releases, Form 10-K, Form 10-Q or 2000 Annual Report to Shareholders directly from Unitrin?

    You may obtain additional information regarding Unitrin as follows:

  .Visit Unitrin's website at http://www.unitrin.com.

  .Contact Unitrin Investor Relations by telephone at (312) 661-4930, or by e-mail at investor.relations@unitrin.com.

  .Write to Unitrin at One East Wacker Drive, Chicago, Illinois 60601,
    Attention: Investor Relations.

                       OWNERSHIP OF UNITRIN COMMON STOCK

Directors and Executive Officers

    The following table shows the beneficial ownership of the Company's common stock ("Common Stock") as of March 12, 2001 (unless otherwise indicated) by:
(i) each director, including directors who are also executive officers; (ii) each other executive officer named in the Summary Compensation Table on page 19; and (iii) all directors and executive officers as a group. To the Company's knowledge, the beneficial owner has both sole voting and sole dispositive powers with respect to the shares listed opposite his name, unless otherwise indicated.

                                             Amount and Nature of    Percent of
Name                                         Beneficial Ownership    Class (a)
----                                         --------------------    ----------
Directors
  James E. Annable.........................          40,000 (b)            *
  Douglas G. Geoga.........................           8,000 (b)            *
  Reuben L. Hedlund........................          26,000 (b)            *
  Jerrold V. Jerome........................         486,799 (b)            *
  William E. Johnston, Jr..................          16,000 (b)            *
  Fayez S. Sarofim.........................       5,365,468 (c)          7.6%
  Richard C. Vie--Chairman, President &
    CEO....................................         916,309 (b), (d)     1.3%
Named Executive Officers
  James W. Burkett.........................         160,875 (b), (e)       *
  Eric J. Draut............................         128,804 (b)            *
  Scott Renwick............................          71,675 (b)            *
  Donald G. Southwell......................         240,797 (b)            *
Directors and All Executive Officers as a
Group (13 persons) ........................       7,437,695 (f)         10.5%

--------
(a) Based on the number of shares outstanding on the record date, March 12, 2001, plus shares deemed outstanding pursuant to rules of the SEC. An asterisk in this column indicates ownership of less than 1% of the outstanding Common Stock. Each outstanding share of Common Stock includes an attached right under the Company's shareholder rights plan adopted August 3, 1994 (the "Rights Plan"). Among other provisions of the Rights Plan, if any person or group beneficially owns 15% or more of the Common Stock without approval of the Board of Directors, then each shareholder (other than the non-approved acquirer or its affiliates or transferees) would be entitled to buy Common Stock having twice the market value of the exercise price of the rights, which has been set at $62.50.
(b) Shares shown for Messrs. Annable, Geoga, Hedlund, Jerome and Johnston, and Mr. Vie and the other named executive officers include shares which they have the right to acquire presently or within 60 days of the date of this Proxy Statement through the exercise of stock options. The number of such acquirable shares for each of such persons is as follows: Annable (24,000); Geoga (8,000), Hedlund (24,000); Jerome (156,646); Johnston (16,000); Vie
    (656,437); Burkett (128,875); Draut (104,962); Renwick (59,546); and
    Southwell (212,161).

(c) Based upon information as of December 31, 2000 contained in an amendment to a Schedule 13G filed jointly with the SEC by Mr. Sarofim and Fayez Sarofim & Co., Mr. Sarofim may be deemed to be the beneficial owner of 5,365,468 shares of Common Stock. Of such shares, Mr. Sarofim reported sole voting and dispositive powers as to 2,024,670 shares, shared voting power as to 3,025,021 shares, and shared dispositive power as to 3,338,798 shares. Substantially all of the shares which are not subject to sole voting and dispositive powers are held in accounts managed by Fayez Sarofim & Co. (of which Mr. Sarofim is the majority shareholder) or by its wholly-owned subsidiaries, Sarofim Trust Co. and Sarofim International Management Company, or are owned directly by Sarofim International Management Company for its own account. Fayez Sarofim & Co. maintains policies which preclude Mr. Sarofim from exercising voting and dispositive powers with respect to Common Stock held in accounts managed by Fayez Sarofim & Co. and its subsidiaries. Shares shown include 2,000 shares owned by members of Mr. Sarofim's family with respect to which he disclaims beneficial ownership. Mr. Sarofim's mailing address is 2907 Two Houston Center, Houston, Texas 77010.
(d) Shares shown for Mr. Vie include 15,834 shares held by a trust, the trustee of which is his wife. Mr. Vie disclaims beneficial ownership of such shares.
(e) Mr. Burkett retired as an officer and employee of the Company at the end of 2000. Based upon information as of December 31, 2000 contained in a Form 4 filed by Mr. Burkett with the SEC, Mr. Burkett is the direct beneficial owner of 32,000 shares of Common Stock.
(f) Shares shown for directors and all executive officers as a group include shares beneficially owned by (i) all directors, (ii) all named executive officers (except Mr. Burkett who retired from the Company at the end of 2000), and (iii) all other executive officers of the Company. Such shares include shares that any such director or executive officer has the right to acquire presently or within 60 days of the date of this Proxy Statement through the exercise of stock options.

Certain Beneficial Owners

    The following table shows the beneficial ownership of Common Stock as of the dates indicated by each person, other than the Company's Directors and Executive Officers shown above, known by the Company to be the beneficial owner of more than five percent of the Common Stock. To the Company's knowledge, the beneficial owner has both sole voting and sole dispositive powers with respect to the shares listed opposite the beneficial owner's name, unless otherwise indicated.

                                   Amount and Nature of Percent of
Name and Address                   Beneficial Ownership Class (a)
----------------                   -------------------- ----------
George Kozmetsky
  2815 San Gabriel Street
  Austin, Texas 78705                    4,103,920(b)       5.8%

Singleton Group LLC
  335 North Maple Drive
  Suite 177
  Beverly Hills, California 90210       14,484,520(c)      20.5%

--------
(a) Based on the number of shares outstanding on the record date, March 12, 2001, plus shares deemed outstanding pursuant to rules of the SEC. Each outstanding share of Common Stock includes an attached right under the Company's Rights Plan described in footnote (a) to the table in the above section entitled "Directors and Executive Officers."
(b) Based upon information as of December 31, 2000 contained in an amendment to a Schedule 13G filed by Dr. Kozmetsky with the SEC, Dr. Kozmetsky may be deemed to be the beneficial owner of 4,103,920 shares of Common Stock. Of such shares, Dr. Kozmetsky reported sole voting and dispositive powers as to 4,043,000 shares. Dr. Kozmetsky disclaims beneficial ownership of 60,920 shares owned by his wife which are included as part of his holdings in this table.
(c) Except as noted below, the following information is based on an amendment to a Schedule 13D filed jointly with the SEC on August 23, 2000 (the "Schedule 13D") by the Singleton Group LLC ("LLC"), Caroline W. Singleton, as sole trustee of the Survivor's Trust under the Singleton Family Trust, and Caroline W. Singleton, William W. Singleton and Donald E. Rugg as managers of the LLC. As reported in the Schedule 13D, the LLC and Caroline
    W. Singleton, as a manager of the LLC, are each a beneficial owner of 14,484,520 shares of Common Stock. The LLC and Caroline W. Singleton, William W. Singleton and Donald E. Rugg, as managers of the LLC, share dispositive power with respect to 14,484,520 shares of Common Stock held by the LLC. Caroline W. Singleton does not have sole or any shared voting power with respect to the Common Stock held by the LLC. The LLC and William
    W. Singleton and Donald E. Rugg, as managers of the LLC, share voting power with respect to 14,484,520 shares of Common Stock held by the LLC. In addition to the Common Stock held by the LLC, the Schedule 13D reports that Donald E. Rugg has sole voting and dispositive powers with respect to 215 shares of Common Stock. According to information as of December 31, 2000 contained in a Form 5, Annual Statement of Changes in Beneficial Ownership, filed by William W. Singleton with the SEC, Mr. Singleton has sole voting and dispositive powers with respect to 21,000 shares of Common Stock. As a result of such shares beneficially owned outside of the LLC, Donald E. Rugg is a beneficial owner of 14,484,735 shares of Common Stock, and William W. Singleton is a beneficial owner of 14,505,520 shares of Common Stock, which constitutes 20.5% and 20.5% of the Common Stock, respectively. As reported in the above Form 5 filed by Mr. Singleton, and in a Form 5 as of December 31, 2000 filed by Caroline W. Singleton with the SEC, each of Mr. Singleton and Caroline W. Singleton disclaims beneficial ownership of the Common Stock held by the LLC except to the extent of his or her pecuniary interest therein.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file with the SEC reports of ownership and reports of changes in ownership of such securities. Directors, executive officers and greater than ten percent shareholders are required to furnish the

Company with copies of all the reports they file under Section 16(a). Based on the Company's knowledge of stock transfers, review of copies of reports filed under Section 16(a) and written representations by persons furnished to the Company, all directors, executive officers and more than ten percent beneficial owners of the Company's Common Stock complied with applicable Section 16(a) filing requirements during the year ended December 31, 2000.

                           UNITRIN BOARD OF DIRECTORS

Election of Directors

    Seven directors are to be elected at the Annual Meeting to serve for a term of one year or until the election of their successors. If any of the persons named below refuses or is unable to serve as a director (which is not anticipated), the designated proxies listed on the proxy card reserve full discretion to vote for any or all other persons as may be nominated.

Business Experience of Nominees

    The following is a summary of the business experience during the last five years of each person nominated to be a director of the Company:

      James E. Annable, 57, has been a director of the Company since November 1993. He has been Senior Vice President and Director of Economics of Bank One Corporation since July 1999 and prior to that was a Senior Vice President and Chief Economist of Bank One Corporation and its predecessors for more than the last five years.

      Douglas G. Geoga, 45, has been a director of the Company since February 2000. Since January 1, 2000, Mr. Geoga has been President of Hospitality Investment Fund, L.L.C., an affiliate of The Pritzker Organization engaged in making investments in lodging and hospitality companies and projects. Prior to that, Mr. Geoga held a variety of positions with Hyatt Hotels & Resorts, including most recently, serving as its President from 1994 until January 1, 2000.

      Reuben L. Hedlund, 64, has been a director of the Company since November 1993. He has been a partner of the Chicago law firm of Hedlund, Hanley & Trafelet (formerly known as Hedlund, Hanley & John) for more than the last five years.

      Jerrold V. Jerome, 71, is a retired executive of the Company and has been a director of the Company since February 1990. He was Chairman of the Company's Board of Directors from February 1994 through December 1998, and is currently the Chairman of the Board of Directors of Argonaut Group, Inc.

      William E. Johnston, Jr., 60, has been a director of the Company since October 1997. Mr. Johnston presently serves as President de Conseil de Surveillance and as a director of Salins Europe, a privately-held European salt company in which he is an investor. Mr. Johnston was President, Chief Operating Officer and a director of Morton International, Inc., a manufacturer of specialty chemicals and salt, from October 1995 until June 2000 when he retired. From June 1999 until June 2000, he was also Senior Vice President of Rohm & Haas Company, a Philadelphia-based specialty chemical company which acquired Morton in 1999.

      Fayez S. Sarofim, 72, has been a director of the Company since March 1990. He has been Chairman of the Board and President of Fayez Sarofim & Co., a registered investment advisor, for more than five years. He is also a director of Argonaut Group, Inc. and Kinder Morgan, Inc.

      Richard C. Vie, 63, has been a director of the Company since March 1990, Chairman of the Board of Directors since January 1999 and the Company's President and Chief Executive Officer for more than the last five years.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                THE ELECTION OF ALL SEVEN NOMINEES FOR DIRECTOR.

Committees and Meetings of the Board of Directors

    The Board of Directors has three committees consisting of the Executive Committee, the Audit Committee and the Compensation Committee. The Company does not have a nominating committee. The following table shows Board and Committee membership and the number of meetings held in 2000:

                                      Board of  Executive   Audit   Compensation
            Board Member              Directors Committee Committee Committee**
            ------------              --------- --------- --------- ------------
James E. Annable.....................      u         u                    u*
Douglas G. Geoga.....................      u                   u          u
Reuben L. Hedlund....................      u                   u          u
Jerrold V. Jerome....................      u         u*
William E. Johnston, Jr..............      u                   u*         u
Fayez S. Sarofim.....................      u
Richard C. Vie.......................      u*        u
Meetings Held in 2000................      4         7         4          1

--------
   *Chairman
  **On August 9, 2000, the Board's Stock Option Committee was merged into the
    Compensation Committee. The Stock Option Committee met once in 2000 prior to being combined with the Compensation Committee.

      Executive Committee--May exercise all powers and authority of the Board of Directors in the management of the business of the Company except for certain powers which, under Delaware law, may be exercised only by the full Board of Directors.

      Audit Committee--Reviews (a) management's recommendation with respect to selection of the independent auditors and the independence of such auditors; (b) the scope of the audit and non-audit assignments of, and fees paid to, such auditors; (c) the accounting principles applied by the Company in financial reporting; (d) certain filings by the Company with the SEC; (e) the plans, budget and staffing of the Company's internal audit department; and (f) the scope of internal auditing procedures and the adequacy of internal controls.

      Compensation Committee--(a) Sets the cash compensation of the Company's executives, including its executive officers; (b) administers the Company's 1990 and 1997 Stock Option Plans, 1995 Non-Employee Director Stock Option Plan and the 1998 Bonus Plan for Senior Executives; and (c) selects executives and other key employees of the Company and its subsidiaries to receive stock options pursuant to the Company's 1997 Stock Option Plan.

    In 2000, each director attended more than 75% of the meetings of the Board of Directors and of the committees of the Board on which he served, except for Mr. Jerome who did not attend four of the seven meetings of the Executive Committee.

Director Compensation

    The following table shows compensation to members of the Board of Directors who are not employed by the Company.

  Annual Fee--Board Member                                          $30,000

--------------------------------------------------------------------------------

  Annual Option Grant                                 Options to purchase 4,000 shares of
                                                                  Common Stock

--------------------------------------------------------------------------------

  Board Meeting Attendance Fee                       $1,500 for each Board Meeting attended

--------------------------------------------------------------------------------

  Annual Fee--Executive Committee Member                             $8,000

--------------------------------------------------------------------------------

  Annual Fee--Audit Committee Member                                $12,000

--------------------------------------------------------------------------------

  Annual Fee--Executive Committee Chairman and   $8,000 in addition to the other fees paid for
    Audit Committee Chairman                          serving on either of such Committees

--------------------------------------------------------------------------------

  Annual Fee--Compensation Committee Chairman                        $5,000

--------
* Under the Company's 1995 Non-Employee Director Stock Option Plan, as amended (the "Director Option Plan"), a director who has retired as an employee of the Company, or (i) was not on the Company's Board of Directors prior to November 2, 1993 and (ii) is not employed by the Company, is eligible to receive option grants on the Company's Common Stock. The Director Option Plan provides that such eligible directors automatically receive at the conclusion of each Annual Meeting a grant of options to purchase 4,000 shares of Common Stock. Upon becoming a director, each new member of the Board of Directors who is not employed by the Company receives an option covering 4,000 shares of Common Stock under the Director Option Plan.

    All directors are reimbursed for travel expenses incurred in attending Board and Committee meetings.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee consists of the following members of the Company's Board of Directors: William E. Johnston, Jr. (Chairman), Douglas G. Geoga and Reuben L. Hedlund. The Audit Committee operates under a written charter adopted by the Board of Directors which is attached as Appendix A to this Proxy Statement. The Company's securities are quoted on Nasdaq and are governed by the listing standards of the National Association of Securities Dealers. Each of the members of the Audit Committee is independent as defined under the listing standards of the National Association of Securities Dealers.

    The Company's management is responsible for the Company's financial reporting practices, accounting policies and internal control process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report with respect to such financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

    The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Audit Committee has received and discussed with KPMG LLP their written disclosures and letter regarding their independence required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee has considered whether the provision of any services by KPMG LLP as described in this Proxy Statement under the captions entitled "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of KPMG LLP.

    In reliance upon these reviews and discussions, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for that year for filing with the Securities and Exchange Commission.

      AUDIT COMMITTEE OF THE BOARD
      OF DIRECTORS OF UNITRIN, INC.

         William E. Johnston, Jr.--Chairman

         Douglas G. Geoga

         Reuben L. Hedlund

                              INDEPENDENT AUDITORS

Fees billed by Independent Auditors for 2000

    KPMG LLP served as the Company's independent auditor for and during the year ended December 31, 2000. The following discussion provides information regarding the fees billed to the Company for services rendered by KPMG LLP for 2000.

  Audit Fees

    The aggregate fees billed by KPMG LLP for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for 2000 was $899,915.

  Financial Information Systems Design and Implementation Fees

    No fees were billed by KPMG LLP for professional services rendered for the year ended December 31, 2000 in connection with (i) directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network, or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

  All Other Fees

    The aggregate fees billed for services rendered by KPMG LLP for 2000, other than the services described under the above two captions, was $432,877.

Selection of Independent Auditors for 2001

    The Board of Directors, in accordance with the recommendation of management and the approval of its Audit Committee, has selected the certified public accounting firm of KPMG LLP to serve as the Company's independent auditors for 2001.

    It is expected that a representative of KPMG LLP will be present at the Annual Meeting. Such representative may make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                      REPORT OF THE COMPENSATION COMMITTEE

    The Company compensates its executive officers with two principal forms of compensation: cash compensation and stock options. Cash compensation consists of base salary, performance-based bonuses and may include discretionary bonuses. Executive officers currently are eligible to receive stock options under the Unitrin, Inc. 1997 Stock Option Plan. Although the type and terms of options granted under this Plan may vary, the Compensation Committee's current practice generally is to grant non-qualified options with exercise prices equal to the fair market value of the Common Stock on the date of grant, terms of ten years, and which become exercisable in four, equal annual installments beginning six months after the date of grant.

    Base salaries of the Company's executive officers depend on the Compensation Committee's subjective assessment of the individual officer's work performance with respect to such officer's normal job responsibilities. In its compensation deliberations in 2000, the

Compensation Committee had available to it information regarding the salary compensation of the chief executive officers and certain other senior officers of a group of insurance and diversified financial services companies, some of which are competitors of the Company. While the Compensation Committee noted this information in establishing the base salary compensation of the Company's Chief Executive Officer for 2000, such information was not determinative of his compensation, and the Compensation Committee did not target a specific level within the range of such data for his 2000 compensation. Such information was not referenced in establishing the compensation of any of the Company's other executive officers, but it was noted that the salaries of the Company's executive officers generally were below those of the data presented.

    The Company's executive officers are eligible to receive cash bonuses under the terms of the Company's 1998 Bonus Plan for Senior Executives (the "1998 Bonus Plan") based on attainment of designated corporate performance criteria. For 2000, the Company's executive officers were eligible for cash bonuses of up to 35% of their base salaries (or 46.7%, in the case of the Chief Executive Officer) based on formulas adopted by the Compensation Committee at its February 2000 meeting. The formulas for participants with "line" responsibilities were based on growth in revenues and operating earnings of the business units they oversee. Formulas for participants with "staff" responsibilities were based on growth in earnings per share from operations. The Compensation Committee used a combination of the foregoing factors for executive officers having both "line" and "staff" responsibilities, including Mr. Vie. With the following exception, the bonuses paid for 2000 to the executive officers named in the Summary Compensation Table were derived by application of the foregoing formulas using actual 2000 financial results. In addition to such formula bonuses, Messrs. Vie, Draut, Renwick and Southwell received discretionary bonuses of $50,000, $100,000, $50,000, and $50,000, respectively, based on the Compensation Committee's subjective evaluation of such officers' work performance during 2000.

    The Compensation Committee endorses the concept that the interests of the executive officers are more closely aligned with those of the shareholders through the award of stock options. The number of stock options granted to executive officers, including the Chief Executive Officer, is determined by the Compensation Committee's subjective evaluation of the particular officer's ability to influence the long-term growth and profitability of the Company, given his particular job responsibilities. In light of the Chief Executive Officer's overall, day-to-day responsibility for the Company's operations and financial results, he would ordinarily be deemed to have the greatest ability to influence the long-term growth and profitability of the Company and would therefore generally receive a greater number of options than the other executive officers. In determining the number of stock options to grant a particular officer, the Compensation Committee also takes into account the number of options already held by such officer. The Compensation Committee has no predetermined goal for a particular level of stock ownership by its executive officers.

    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to its chief executive officer and any of its four other most highly compensated executive officers.

Certain performance-based compensation is specifically exempt from the deduction limit. All stock options that have been granted to the Company's executive officers through the end of 2000 either are not subject to Section 162(m) (because they were granted prior to the effective date of such section) or qualify as performance-based compensation under Section 162(m), as interpreted by final regulations promulgated by the Internal Revenue Service thereunder, and therefore are not subject to the deduction limit under such section. The 1998 Bonus Plan is designed to qualify as a performance-based compensation program under Section 162(m) in order to preserve the Company's federal income tax deduction for bonuses paid thereunder.

      COMPENSATION COMMITTEE OF THE
      BOARD OF DIRECTORS OF UNITRIN, INC.

         James E. Annable--Chairman

         Douglas G. Geoga

         Reuben L. Hedlund

         William E. Johnston, Jr.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Company's Board of Directors consists of James E. Annable, Douglas G. Geoga, Reuben L. Hedlund and William E. Johnston, Jr. None of these individuals is a current or former officer or employee of the Company or any of its subsidiaries.

                           UNITRIN EXECUTIVE OFFICERS

    The following summarizes the business experience over the last five years of the Company's executive officers, other than Mr. Vie whose business experience is described above on page 12. The executive officers serve at the pleasure of the Board of Directors.

    David F. Bengston, 52, has been a Vice President of the Company for more than the last five years.

    Eric J. Draut, 43, has been a Senior Vice President of the Company since February 1999, Chief Financial Officer since February 1997, and Treasurer since April 1992. Mr. Draut was a Vice President between October 1997 and February 1999, and Controller from February 1990 to February 1997.

    Edward J. Konar, 44, was elected as a Vice President of the Company in January 2001. Mr. Konar joined the Company in March 1990 as Tax Director and has served in that capacity for more than the last five years.

    Scott Renwick, 49, has been General Counsel of the Company since February 1999, Secretary since May 1996, and was Counsel between January 1991 and February 1999.

    Richard Roeske, 40, was elected as a Vice President of the Company in January 2001, and has served as Chief Accounting Officer since August 1999. Mr. Roeske joined the Company in January 1990 as Manager of External Financial Reporting. He became the Company's Assistant Controller in April 1992 and Corporate Controller in February 1997.

    Donald G. Southwell, 49, has been a Senior Vice President of the Company since February 1999, and was a Vice President between May 1998 and February 1999. Mr. Southwell has been the President of the Company's Insurance Operations since October 1999. From March 1996 until October 1999, Mr. Southwell served as the head of the Unitrin Life and Health Insurance Group.

                  EXECUTIVE OFFICER COMPENSATION AND BENEFITS

Summary Compensation Table

    The following table shows the compensation paid to the Company's Chief Executive Officer and four other most highly compensated executive officers serving during the year ended December 31, 2000. The persons named in this table and elsewhere in this Proxy Statement sometimes are referred to as the "named executive officers."

                                                    Long Term
                                                   Compensation
                            Annual Compensation       Awards
                         ------------------------- ------------
Name and Principal            Salary                 Options         All Other
Position                 Year   ($)   Bonus ($)(a)    (#)(b)    Compensation ($)(c)
------------------       ---- ------- ------------ ------------ -------------------
Richard C. Vie           2000 875,000   195,739      372,668           5,100
 Chairman, President and 1999 775,000   189,933      537,994           4,800
 Chief Executive Officer 1998 693,750   205,299      555,232             300

James W. Burkett (d)     2000 361,383         0       31,120           5,100
 Former Senior Vice      1999 397,500    25,000       94,883           5,000
 President (retired      1998 368,750    94,545      162,838             300
 12/31/00)

Eric J. Draut            2000 287,500   122,410       62,964           5,100
 Senior Vice President,  1999 231,250    46,927       68,025           4,800
 Chief Financial Officer 1998 168,750    41,306       78,610             300
 and Treasurer

Scott Renwick            2000 215,000    50,000       15,000           5,100
 General Counsel and     1999 192,875    30,747       15,000           4,800
 Secretary               1998 167,750    15,980       21,416             300

Donald G. Southwell (e)  2000 468,750   114,729       76,968           5,100
 Senior Vice President   1999 443,750   108,835       53,573           4,800
                         1998 425,000   110,615       75,832             300

--------
(a) Cash bonuses are listed for the year earned, but are paid in the following year. Messrs. Vie and Draut received discretionary bonuses of $50,000 and $25,000, respectively, for 1998. Messrs. Vie, Burkett, Draut, Renwick and Southwell received discretionary bonuses of $50,000, $25,000, $15,000, $10,000 and $20,000, respectively, for 1999. Messrs. Vie, Draut, Renwick and Southwell received discretionary bonuses of $50,000, $100,000, $50,000, and $50,000, respectively, for 2000. Such discretionary bonuses are included in the bonus totals in this table. All other bonus amounts reflected for 1998, 1999 and 2000 were formula-based bonuses under the 1998 Bonus Plans for Senior Executives (See "Report of the Compensation Committee" on pages 15-17.)
(b) All options listed were granted pursuant to the Unitrin, Inc. 1990 and 1997 Stock Option Plans and include automatic grants of restorative options. The amount of options issued have been adjusted to reflect the 2-for-1 stock split in the form of a stock dividend paid on March 26, 1999. (See also footnote (1) to the option grant table on page 20.)

(c) The amounts shown in this column represent Company matching contributions to the named officers' accounts under the Company's 401(k) Savings Plan.
(d) Mr. Burkett retired as an officer and employee of the Company at the end of 2000. The level of Mr. Burkett's annual compensation for 2000 reflects his status as a part-time employee beginning in May 2000.
(e) Mr. Southwell first became an executive officer of the Company when he was elected as a Vice President in May 1998. Data shown for Mr. Southwell for 1998 is for the entire year.

Stock Option Grants in 2000 Fiscal Year

                                                                               Grant
                                                                               Date
                         Individual Grants                                     Value
                         -----------------                                   ---------
                             Number of
                            securities      Percent of                         Grant
                            underlying     total options                       Date
                              options       granted to   Exercise             Present
                              granted        employees    Price   Expiration   Value
Name                          (#)(1)          in 2000    ($/s)(2)    Date     ($)(3)
----                     ----------------- ------------- -------- ---------- ---------
Richard C. Vie..........       27,763           1.63%     38.50    02/03/03     90,813
                               19,232           1.13%     38.50    05/04/04     62,908
                              180,000*         10.54%     32.19    05/03/10  1,068,102
                               19,055           1.12%     34.75    05/14/02     55,919
                               16,919           0.99%     34.81    05/14/02     49,737
                               39,689           2.32%     39.00    05/03/10    127,850
                               13,663           0.80%     40.75    02/01/05     45,988
                               32,671           1.91%     40.75    05/14/07    109,967
                               23,676           1.39%     40.75    05/04/04     79,691

James W. Burkett(4).....       14,572           0.85%     34.88    12/19/01          0
                                8,379           0.49%     34.88    05/14/02          0
                                8,169           0.48%     34.88    05/06/03          0

Eric J. Draut...........       40,000*          2.34%     32.19    05/03/10    237,356
                                4,497           0.26%     31.56    05/14/02     11,985
                                9,490           0.56%     34.81    05/03/10     27,898
                                5,702           0.33%     37.00    05/04/04     17,426
                                3,275           0.19%     37.00    05/14/07     10,009

Scott Renwick...........       15,000*          0.88%     32.19    05/03/10     89,008

Donald G. Southwell.....       23,074           1.35%     32.75    05/01/06     64,344
                               30,000*          1.76%     32.19    05/03/10    178,017
                               10,442           0.61%     32.00    05/01/06     28,218
                               13,452           0.79%     32.00    05/14/07     36,353

--------
(1) All options granted to the named executive officers were granted under the Unitrin, Inc. 1990 and 1997 Stock Option Plans and include restorative options. Restorative options are granted when an option holder exercises a stock option and makes payment of the exercise price and/or the resulting tax obligations using shares of previously-owned

    Common Stock. In such a case, the option holder is granted a restorative option for the total number of shares used to make such payment. A restorative option becomes fully exercisable six months after the date of grant and expires on the same date as the original option. All option grants reflected in the table above are restorative options except for those marked with an asterisk which represent original grants. All options granted in 2000 were non-qualified options for federal income tax purposes.
  A restorative option is intended to enable an option holder to remain in essentially the same economic position with respect to potential appreciation of the Common Stock as if he or she had continued to hold the original option unexercised. As the following table illustrates, the grant of a restorative option does not result in an increase in the total number of options and shares held by the option holder:

       Net Change in Shares and Options Held by Named Executive Officers
                 Resulting from Grants of Restorative Options

                                                                   Net Change in
                                  Total                Restorative     Total
                                 Options   Net Shares    Options    Shares and
   Name                         Exercised Received (x) Granted (y)  Options (z)
   ----                         --------- ------------ ----------- -------------
   Richard C. Vie..............  217,584     24,916      192,668          0
   James W. Burkett............   33,831      2,711       31,120          0
   Eric J. Draut...............   24,643      1,679       22,964          0
   Scott Renwick...............        0          0            0          0
   Donald G. Southwell.........   55,061      8,093       46,968          0

  --------
  (x) Represents shares received in option exercises after subtracting shares surrendered to pay the exercise prices and/or related tax withholding obligations.
  (y) Represents options granted to replace shares surrendered in connection with option exercises.
  (z) Represents the difference between (i) the total options exercised, and
      (ii) the sum of net shares received and the number of restorative options granted.

(2) Exercise prices were set in all cases at the fair market value of the Company's Common Stock on the date of grant.
(3) Grant date present values are based on the Black-Scholes option pricing model, which was applied using the following assumptions (except as described in footnote (4) below): (i) a weighted average expected volatility of 20%; (ii) a risk free rate of return equal to the yield on U.S. Treasury obligations with a maturity comparable to the term of the particular option; (iii) an expected life of one year for restorative options and five years for all other options; and (iv) a dividend yield of 4.255%, representing the average annualized dividend yield on the Common Stock for the period from January 1, 1995 through December 31, 2000. No adjustments were made for the non-transferability of the options or the risk of their forfeiture. The Company's use of the Black-Scholes model should not be viewed as a forecast of the future performance of the Common Stock.

(4) On the grant date of the restorative options reflected in the above table for Mr. Burkett, he was scheduled to retire from the Company at the end of 2000. As Mr. Burkett's retirement would occur prior to the completion of the applicable six-month vesting period, it was expected that these restorative options would never become exercisable. Accordingly, such restorative options were determined to have a grant date present value of zero. Mr. Burkett retired from the Company at the end of 2000, and these restorative options terminated at that time.

Aggregated Option Exercises in 2000 Fiscal Year, and Fiscal Year-End Option
Values

                                                           Number of securities    Value of unexercised in-
                             Shares                       underlying unexercised       the-money options
                           Acquired on        Value        options at FY-end (#)       at FY-end ($)(3)
          Name           Exercise (#)(1) Realized ($)(2) exercisable/unexercisable exercisable/unexercisable
          ----           --------------- --------------- ------------------------- -------------------------
Richard C. Vie..........     217,584        1,414,627         620,463/415,673         2,275,051/2,081,243
James B. Burkett........      85,558          547,864         128,875/      0           565,685/        0
Eric J. Draut...........      24,643           86,031          90,975/ 82,964           447,749/  528,281
Scott Renwick...........           0                0          72,292/ 21,750           620,197/  146,593
Donald G. Southwell.....      55,061          388,711         193,195/ 61,394         1,347,825/  469,361

--------
(1) Substantially all option exercises by the named executive officers in 2000, other than certain exercises by Mr. Burkett, were exercises in which the officers surrendered previously acquired shares of Common Stock as payment for the exercises. (See footnote (1) to the option grant table on page 20.) The shares reflected in this column are the gross shares issued in the exercise transactions, without deduction of the shares surrendered as payment. The actual net increase in the number of shares held by these officers as a result of such transactions was as follows: Vie (24,916); Burkett (54,438); Draut (1,679); and Southwell (8,093).
(2) The "value realized" represents the difference between the exercise price of the shares acquired and the market price of such shares on the date or dates of exercise, without regard to any related tax obligations.
(3) The value of unexercised in-the-money options is calculated by subtracting the applicable exercise price from $40.63 (the closing price of the Common Stock on December 31, 2000) and multiplying the resulting difference by the number of shares covered by the options in question.

Unitrin Common Stock Performance Graph

    The following Performance Graph assumes $100 invested on December 31, 1995 in the Company's Common Stock, the S&P MidCap 400 Index, and the Insurance (Property/Casualty) industry group of the S&P MidCap 400 Index, in each case with dividends reinvested. The Company is a member of the Insurance (Property/Casualty) industry group of the S&P MidCap 400 Index.

    The comparisons in the Graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.


                               [LINE CHART]

              Unitrin    S & P 400 Index    S & P 400 Index Insurance (P & C)
              -------    ---------------    ---------------------------------
  12/31/95        100           100                         100
  12/31/96     121.36         119.2                      124.91
  12/31/97     146.64        157.65                      175.17
  12/31/98     169.33        187.77                      184.17
  12/31/99     184.76        215.41                      131.55
12/31/2000     208.73        253.12                      194.58

Pension Plans

    The following table shows, for specified levels of average final compensation and years of credited service, the estimated annual benefits payable under the Company's tax-qualified retirement plan (the "Retirement Plan") and a related, non-qualified, supplemental executive retirement plan. Average final compensation represents the average annual covered compensation paid for the highest 60 consecutive months in the 120-month period ending three months prior to retirement. These benefit estimates assume retirement in 2001 at age 65 or older.

                  Annual Retirement Benefits -- 2001 Estimates

Average Final Annual Compensation           Years of Credited Service
---------------------------------  --------------------------------------------
                                      5        10       15       20      30+
                                   -------- -------- -------- -------- --------
$  200,000........................ $ 15,291 $ 30,581 $ 45,872 $ 61,162 $ 91,743
$  250,000........................ $ 19,416 $ 38,831 $ 58,247 $ 77,662 $116,493
$  300,000........................ $ 23,541 $ 47,081 $ 70,622 $ 94,162 $141,243
$  350,000........................ $ 27,666 $ 55,331 $ 82,997 $110,662 $165,993
$  400,000........................ $ 31,791 $ 63,581 $ 95,372 $127,162 $190,743
$  450,000........................ $ 35,916 $ 71,831 $107,747 $143,662 $215,493
$  500,000........................ $ 40,041 $ 80,081 $120,122 $160,162 $240,243
$  550,000........................ $ 44,166 $ 88,331 $132,497 $176,662 $264,993
$  600,000........................ $ 48,291 $ 96,581 $144,872 $193,162 $289,743
$  650,000........................ $ 52,416 $104,831 $157,247 $209,662 $314,493
$  700,000........................ $ 56,541 $113,081 $169,622 $226,162 $339,243
$  750,000........................ $ 60,666 $121,331 $181,997 $242,662 $363,993
$  800,000........................ $ 64,791 $129,581 $194,372 $259,162 $388,743
$  850,000........................ $ 68,916 $137,831 $206,747 $275,662 $413,493
$  900,000........................ $ 73,041 $146,081 $219,122 $292,162 $438,243
$  950,000........................ $ 77,166 $154,331 $231,497 $308,662 $462,993
$1,000,000........................ $ 81,291 $162,581 $243,872 $325,162 $487,743
$1,050,000........................ $ 85,416 $170,831 $256,247 $341,662 $512,493
$1,100,000........................ $ 89,541 $179,081 $268,622 $358,162 $537,243
$1,150,000........................ $ 93,666 $187,331 $280,997 $374,662 $561,993
$1,200,000........................ $ 97,791 $195,581 $293,372 $391,162 $586,743
$1,250,000........................ $101,916 $203,831 $305,747 $407,662 $611,493
$1,300,000........................ $106,041 $212,081 $318,122 $424,162 $636,243
$1,350,000........................ $110,166 $220,331 $330,497 $440,662 $660,993

    The foregoing benefits are illustrated as straight-life annuities and are not subject to reduction for Social Security or other offset amounts.

    The years of credited service in the Retirement Plan as of December 31, 2000 for each of the Company's executive officers named in the Summary Compensation Table is as follows: Vie (9), Burkett (9), Draut (9), Renwick (9) and Southwell (4). Compensation covered by the Retirement Plan is the participant's base salary and bonuses as defined in the Retirement Plan, but does not include compensation attributable to the exercise of stock options. The covered compensation for the executive officers named in the Summary Compensation Table on page 19 is the total of their salary and bonus amounts.

    Mr. Vie formerly participated in a defined benefit retirement plan sponsored by a subsidiary of the Company. His participation in that plan was suspended on January 1, 1992 and no further contributions will be made on his behalf; however, he will be entitled to benefits under the plan upon retirement based on contributions made through the end of 1991. Assuming retirement at age 65, Mr. Vie would receive annual benefits of $20,971.

Change of Control Arrangements

    The Company has entered into individual severance agreements with the currently serving named executive officers (the "Agreements"). The Agreements provide various severance benefits to such officers in the event their employment is involuntarily terminated (other than for cause, disability or death) or voluntarily terminated, in either case within one year after a change of control. Such benefits are also payable to such officers in the event their employment is involuntarily terminated (other than for cause, disability or death) or voluntarily terminated for certain specified reasons, in either case in anticipation of a change of control. A change of control is deemed to occur if, on or before December 31, 2001, any person acquires a majority of the voting power of the Common Stock, or the individuals who comprised the Company's Board of Directors on January 19, 1995, or any of the individuals they nominate, cease to comprise a majority of the Board. Each executive officer would be entitled under the Agreements to: (i) a lump sum severance payment based on a multiple (specified below) of his annualized salary; (ii) continuation for up to two years of the life and health insurance benefits that were being provided by the Company to such officer and his family immediately prior to termination; and (iii) outplacement services at the Company's expense, up to a maximum of $12,500. The Agreements contain identical terms and conditions, except that the severance compensation multiple is 2.99 for Mr. Vie and 2.0 for the other executive officers. The Agreements are not employment contracts. Severance benefits payable under the Agreements are to be grossed-up to the extent that a recipient would be subject to an excise tax under Section 4999 of the Internal Revenue Code (including any interest or penalties imposed with respect to such tax) due to the receipt of such benefits or any other benefits that constitute "excess parachute payments" for purposes of Section 280G of the Code. If severance benefits had become payable on December 31, 2000 as a result of a change of control on that date, no executive officers would have received such gross-ups except for Messrs. Vie and Draut, who would have received a gross-up payment of approximately $1,085,983 and $242,804, respectively.

                           INCORPORATION BY REFERENCE

    Notwithstanding any general statement to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement into such filings, the Report of the Audit Committee, the Report of the Compensation Committee, and the Unitrin Common Stock Performance Graph (and related data points) contained in this Proxy Statement shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed under such Acts.

                                 * * * * * * *

    This Proxy Statement and the form of proxy are being mailed and delivered to the Company's shareholders by authority of the Board of Directors.

                                        /s/ Scott Renwick
                                        Secretary

                                   APPENDIX A
                         CHARTER OF THE AUDIT COMMITTEE
                   OF THE BOARD OF DIRECTORS OF UNITRIN, INC.

    A. OBJECTIVES, DUTIES AND RESPONSIBILITIES. The Audit Committee of the Company's Board of Directors (the "Committee") shall assist the Board in fulfilling its oversight responsibilities with respect to the Company's financial reporting practices, accounting policies, systems of internal control, and the audit processes of the Company's internal auditors and independent auditors.

    B. COMPOSITION OF COMMITTEE. The Committee shall consist of three or more directors appointed annually by the Board of Directors. The Committee shall select one of its members as the Chairman of the Committee. Each member of the Committee shall satisfy the definition of independence contained in the listing requirements of the Nasdaq Stock Market or such other securities market or exchange on which the Company's common stock may from time to time be listed or qualified for trading (the "Listing Requirements"); provided that a director who does not satisfy such definition may be appointed to the Committee under the circumstances described in such Listing Requirements. Each member of the Committee shall also be financially literate, either at the time such director first becomes a member of the Committee or within a reasonable period of time thereafter, and at least one member of the Committee shall have accounting or related financial management expertise, in each case as described in the Listing Requirements.

    C. INDEPENDENT AUDITORS.

      1. The Company's independent auditors shall ultimately be accountable to the Board of Directors and to the Committee, as representatives of the Company's shareholders. For each fiscal year, the Committee shall review management's recommendations with respect to the selection of independent auditors to examine the books and accounts of the Company and its subsidiaries for such year, as well as the proposed scope of such examination, the proposed fees therefor and the reports to be rendered in connection therewith. The Committee shall then report to the Board of Directors whether or not it concurs in management's recommendations with respect to the foregoing matters and, if it does not concur in any such recommendations, the reasons therefor and any alternative recommendations it may have.

      2. The Committee shall require the Company's independent auditors to provide it annually (or more frequently in the Committee's discretion) with a formal written statement delineating all relationships between such auditors and the Company, consistent with Independence Standards Board Standard 1 (or any successor standard) and shall engage in a dialogue with such auditors with respect to any disclosed relationships or services which may impact the objectivity and independence of such auditors. The Committee shall be responsible for taking, or recommending to the Board of Directors that the Board take, appropriate actions to oversee the independence of the independent auditors.

      3. At least annually, the Committee shall discuss with the Company's independent auditors such auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting and shall include such matters as the consistency of the Company's accounting policies and their application, the clarity and completeness of the Company's financial statements, including related disclosures, and the faithfulness, verifiability and neutrality of the accounting information included in such financial statements in each case as defined and interpreted in Statement of Auditing Standards No. 61, as amended from time to time, or any successor provisions.

      4. Prior to the filing of each Quarterly Report on Form 10-Q with the Securities and Exchange Commission ("SEC"), the Committee shall require the Company's independent auditors to conduct a review of the interim financial statements contained in such Report in accordance with professional standards and procedures for conducting such reviews as established by generally accepted auditing standards, as may be modified or supplemented by the SEC, and to communicate the results of such review in accordance with such standards and procedures.

    D. INTERNAL AUDITORS. The Committee shall at least annually or otherwise as appropriate:

      1. Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

      2. Review the plans, budget and staffing of the Internal Audit department and shall inquire of the independent auditors as to the competence and adequacy of internal audit personnel.

      3. Review the Internal Audit department's compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

      4. Review with the internal auditors the results of all reviews of compliance with the Company's code of ethics.

    E. OVERSIGHT OF AUDIT PROCESS. The Committee shall:

      1. Inquire of management, the internal auditors, and the independent auditors about significant risks or exposures to the Company and assess the steps management has taken or should take to minimize such risks and exposures.

      2. Review with the independent auditors and the internal auditors their plans (and subsequent changes to such plans) for the annual audits of the Company and its subsidiaries and the coordination of such plans. This review shall also include a discussion of the work performed by the independent auditors outside the scope of the annual audits of the Company and its subsidiaries.

      3. Review with the independent auditors and the internal auditors the adequacy of the Company's internal controls and their recommendations, if any, to management for improvements in accounting and computerized systems and internal controls, including any difficulties encountered during their respective reviews.

      4. Maintain, through regularly scheduled meetings, a direct line of communication between the Board of Directors and the independent auditors and the internal auditors and afford to the independent auditors and the internal auditors a private, confidential audience at any time they desire and request it, through the Committee Chairman, with or without the knowledge of management.

    F. MISCELLANEOUS. The Committee shall:

      1. Meet on, or within reasonable proximity to, the date of all regularly scheduled meetings of the Board of Directors and at any other time deemed necessary by the Chairman or the Committee. The Committee shall report its activities to the Board of Directors at each meeting of the Board and otherwise as appropriate.

      2. Meet with management and other employees, as appropriate, to discuss matters which may have an impact on the financial statements.

      3. Conduct or authorize an investigation into any matter brought to its attention which falls within the scope of its duties and responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

    G. REVIEW OF CHARTER. The Committee shall review and assess the adequacy of this Charter on an annual basis.

    H. MINUTES OF MEETINGS. Minutes of each meeting of the Committee shall be prepared by a person designated by the Chairman as the secretary of such meeting and shall be submitted to the Committee for approval at its next meeting. All such minutes shall be filed with the records of the Company.

                          \/  FOLD AND DETACT HERE \/




[Logo of UNITRIN]                                          PROXY
One East Wacker Drive                             Annual Meeting of Shareholders
Chicago, Illinois 60601

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned appoints Richard C. Vie and Eric J. Draut as Proxies, each with power of substitution, to vote all shares of Unitrin, Inc. common stock of the undersigned held as of March 12, 2001, at the Annual Meeting of Shareholders of Unitrin, Inc., to be held at Bank One Center, One Bank One Plaza, Dearborn and Madison Streets (Plaza Level), Chicago, Illinois 60670, at 10:00 a.m. on May 2, 2001, and at any adjournment thereof, upon the following matters. This card also constitutes voting instructions for all shares, if any, credited to the account of the undersigned in the Unitrin 401(k) Savings Plan.

           The Board of Directors recommends a vote FOR Proposal (1).

1. Election of Directors:
                (01) James E. Annable; (02) Douglas G. Geoga; (03) Reuben L. Hedlund; (04) Jerrold V. Jerome;
                (05) William E. Johnston, Jr.; (06) Fayez S. Sarofim; (07) Richard C. Vie

  [_] FOR all listed nominees
                          [_] WITHHOLD AUTHORITY to vote for all listed
                            nominees
  [_] FOR all except the following: (Instruction:  To withhold authority to vote for any individual nominee(s), write the name of such nominee(s) in the space provided.)
  -----------------------------------------------------------------------------

2.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign and date this card on the reverse side and return promptly in the envelope provided.

[Logo of UNITRIN]
                             One East Wacker Drive
                                Chicago, Illinois 60601
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      YOU MAY VOTE TOLL-FREE BY TELEPHONE
                               OR ON THE INTERNET
                    (OR BY COMPLETING THE PROXY CARD BELOW
                           AND RETURNING IT BY MAIL)

               TO VOTE BY TELEPHONE OR INTERNET, USE THE CONTROL
                            NUMBER IN THE BOX BELOW

                   Call Toll-Free on a Touch-Tone Telephone
                         24 hours a day, 7 days a week
                                1-866-361-3806
         Have this form available when you call the toll-free number.
        Then, enter your control number and follow the simple prompts.

                             To vote by internet,
              have this form available and follow the directions
                                when you visit:

                        http://www.proxyvotenow.com/unt

                 CONTROL NUMBER FOR TELEPHONIC/INTERNET VOTING

                                ----------

                                ----------
      Do not return this card if you have voted by telephone or internet.

                 . FOLD AND DETACH HERE AND READ REVERSE SIDE.





   Please indicate whether you will attend the Annual Meeting of Shareholders.
   [_] I plan to attend the Annual Meeting.   [_] I do not plan to attend the
Annual Meeting.

   This Proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal (1).
                                    Date: _____________________________________
                                    -------------------------------------------
                                    -------------------------------------------
                                                   Signature(s)

                                    Please sign exactly as your name(s) ap-
                                    pears hereon. All joint tenants should
                                    sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign the full corporate name by an authorized officer. If a partnership, sign in part-nership name by authorized person.

                                 UNITRIN, INC.

                       2001 Telephone Proxy Voting Script
                                  866/361-3806

"Welcome to the telephone proxy voting system for Unitrin. Please enter the control number on your card, followed by the pound sign."

If control number is validated, then:

"To vote as the Board of Directors recommends on all proposals, press 1. To vote on each proposal separately, press 2."

If 1, then: (recap and confirmation routine)

"You have chosen to vote as the Board of Directors recommends on all proposals. To confirm your vote, press 1. To change your vote press 2."

If 2, the process starts again from the top. If 1, then (signoff):

"Your vote has been cast. Thank you for your call."

If 2 (election to vote on each proposal separately). then:

"First we will ask you to cast your vote on the nominees for director. To vote in favor of all nominees, press 1. To withhold from all nominees, press 2. To withhold from an individual nominee, press 3.

If 1 or 2, vote recap, confirmation routine and branch to proposals.

If 3, then:

"Please enter the two-digit number that appears next to the name of the nominee you wish to withhold from, followed by the pound sign."

After the pound sign, then:

"If you wish to withhold from another nominee, enter the two-digit number that appears next to that nominee's name, followed by the pound sign, or if you have completed voting for the nominees, press star."

After the star sign, then:

"You have just chosen to withhold from the following nominees:"

The numbers are read back, then:

"To confirm your vote, press 1.  To change your vote, press 2."

If 2, the withholding routine starts again from the top. If 1, then (branch to proposals):

Vote recap and confirmation routine. When last proposal is confirmed, then

"If you are planning to attend the meeting, press 1.  Otherwise, press 2."

(signoff)

"Your vote has been cast.  Thank you for your call."

                                 UNITRIN, INC.


                       2001 Internet Proxy Voting Script
                            www.proxyvotenow.com/unt

[Screen No. 1]

Unitrin                                                   [Unitrin, Inc. Logo]
Annual Meeting
Meeting Date: 05/02/2001
Record Date: 03/12/2001
________________________________________________________________________________


               Your electronic proxy vote has the same
               validity as a properly executed proxy
               card returned by mail.

                   To access the voting system, enter the unique control number printed on your proxy card, then click on Continue.

               Your Control Number:
              [                                     ]


                                    Continue
                                    [If clicked, will go to Screen No. 2]

[Screen No. 2]

Unitrin                                                   [Unitrin, Inc. Logo]
Annual Meeting
Meeting Date: 05/02/2001
Record Date: 03/12/2001
________________________________________________________________________________

                     Validated Control Number: ____________

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Richard C. Vie and Eric J. Draut as Proxies, each with power of substitution, to vote all shares of Unitrin, Inc. common stock of the undersigned held as of March 12, 2001 at the Annual Meeting of Shareholders of Unitrin, Inc. to be held at Bank One Center, One Bank One Plaza, Dearborn and Madison Streets (Plaza Level), Chicago, Illinois 60670, at 10:00 a.m. on May 2, 2001, and at any adjournment thereof, upon the following matters. Such appointment also constitutes voting instructions for all shares, if any, credited to the account of the undersigned in the Unitrin 401(k) Savings Plan.

     1.   ELECTION OF DIRECTORS.

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors Recommends a Vote FOR Proposal (1).

               To vote your shares in connection with the meeting, select one of the following two choices, then click on Proceed.

               [_] Vote as the Board of Directors recommends on all proposals. [If chosen and Proceed is clicked, will go to Screen No. 3]

               [_] Vote on each proposal separately. [If chosen and Proceed is clicked, will go to Screen No. 4]

                                    Proceed

[Screen No. 3]

Unitrin                                                   [Unitrin, Inc. Logo]
Annual Meeting
Meeting Date: 05/02/2001
Record Date: 03/12/2001
________________________________________________________________________________

                                                      Control Number: __________

                                You elected to:

          Vote as the Board of Directors recommends on all proposals.

     Submit  [If clicked, will go to Screen No. 6]

     Modify Choice  [If clicked, will return to Screen No. 2]

[Screen No. 4]

Unitrin                                                     [Unitrin, Inc. Logo]
Annual Meeting
Meeting Date: 05/02/2001
Record Date: 03/12/2001
--------------------------------------------------------------------------------

                                                      Control Number: __________

                                You elected to:
                      Vote on each proposal individually.

     Indicate your choice by clicking on the appropriate box, then Submit your vote:

     1.  Election of Directors:

          [_]  Vote FOR all nominees listed below.

          [_]  Withhold authority to vote for all nominees listed below.

          [_] Withhold authority to vote for a specific nominee or nominees, as indicated by check after the name below.

Nominees:

                     (1)  James E. Annable            [_]
                     (2)  Douglas G. Geoga            [_]
                     (3)  Reuben L. Hedlund           [_]
                     (4)  Jerrold V. Jerome           [_]
                     (5)  William E. Johnston, Jr.    [_]
                     (6)  Fayez S. Sarofim            [_]
                     (7)  Richard C. Vie              [_]

     Submit  [If clicked, will go to Screen No. 5]

     Clear Ballot  [If clicked, will clear choices and remain on this Screen]

[Screen No. 5]

Unitrin                                                     [Unitrin, Inc. Logo]
Annual Meeting
Meeting Date: 05/02/2001
Record Date: 03/12/2001

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                                                      Control Number: __________

                            Summary of Your Choices

          1. Election of Directors

                  (1)  James E. Annable
                  [FOR or WITHHOLD, depending on choice]

                  (2)  Douglas G. Geoga
                  [FOR or WITHHOLD, depending on choice]

                  (3)  Reuben L. Hedlund
                  [FOR or WITHHOLD, depending on choice]

                  (4)  Jerrold V. Jerome
                  [FOR or WITHHOLD, depending on choice]

                  (5)  William E. Johnston, Jr.
                  [FOR or WITHHOLD, depending on choice]

                  (6)  Fayez S. Sarofim
                  [FOR or WITHHOLD, depending on choice]

                  (7)  Richard C. Vie
                  [FOR or WITHHOLD, depending on choice]

     Submit       [If clicked, will go to Screen No. 6]

     Modify Vote  [If clicked, will return to Screen No. 2]

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[Screen No. 6]

Unitrin                                                     [Unitrin, Inc. Logo]
Annual Meeting
Meeting Date: 05/02/2001
Record Date: 03/12/2001

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                                                      Control Number: __________

          Please enter any additional applicable information:

               [_]  I plan to attend the annual meeting.

               Send me a confirmation of my vote:
               Here's my e-mail address:

               -----------------------------------------------------------------

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                                           Submit
                                           [If clicked, will go to Screen No. 7]

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[Screen No. 7]

Unitrin                                                     [Unitrin, Inc. Logo]
Annual Meeting
Meeting Date: 05/02/2001
Record Date: 03/12/2001

--------------------------------------------------------------------------------

                                                      Control Number: __________

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